UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2023
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 8, 2023, Lee Enterprises, Incorporated (the “Company”) received a notification letter from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its Quarterly Report on From 10-Q for the quarter ended December 25, 2023 (the “2023 Q1 Form 10-Q”), the Company is not in compliance with the timely filing requirements for continued listing under Nasdaq Listing Rule 5250(c)(1).

The Company filed a Notification of Late Filing on Form 12b-25 on February 6, 2023, stating it was unable to file the 2023 Q1 Form 10-Q within the prescribed time period without unreasonable effort or expense because it required additional time to review its financial statements and other disclosures and complete its closing processes and controls in connection with its assessment of the effectiveness of its internal controls over financial reporting as of September 25, 2022, and December 25, 2022. The Company provided an update on the status of filing its Annual Report on Form 10-K on a Current Report on Form 8-K filed on February 6, 2023.

As a result of the foregoing, the Company requires additional time to complete its review of its financial statements and other disclosures as of September 25, 2022, and December 25, 2022, and to complete its closing processes and controls, and is unable to file its Quarterly Report on Form 10-Q on or prior to the prescribed due date of February 3, 2023. The Company does not currently anticipate that it will be able to file the Form 10-Q on or before the fifth calendar day following the February 3, 2023, prescribed filing date as a result of the circumstances described above. The Company will seek to resolve these issues as soon as practicable and plans to file the Form 10-Q as soon as possible.

The notification letter stated that, under Nasdaq rules, the Company has until February 27, 2023, to submit a plan to regain compliance with Nasdaq’s continued listing requirements. If the plan is accepted, Nasdaq may grant an extension until June 26, 2023, to regain compliance. The Company can also regain compliance with Nasdaq’s continued listing requirements at any time before February 27, 2023, by filing the 2022 Form 10-K and 2023 Q1 Form 10-Q with the SEC, and continuing to comply with Nasdaq’s other continued listing requirements. The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market.

The Company’s management intends to file the 2022 Form 10-K and 2023 Q1 Form 10-Q as soon as practicable; however, no assurance can be given as to the definitive date on which the 2022 Form 10-K and 2023 Q1 Form 10-Q will be filed.

Item 8.01    Other Events

On February 13, 2023, the Company issued a press release disclosing the Company’s receipt of the Nasdaq notification letter. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements. The words “believe,” “could,” “possibly,” “probably,” “anticipate,” “estimate,” “project,” “expect,” “may,” “will,” “should,” “seek,” “intend,” “plan,” “expect,” or “consider” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from such statements, including, but not limited to the risk that the Company may not be able to file the 2023 Q1 Form 10-Q within the currently expected timeframe, risks that the Company may not regain compliance with Nasdaq continued listing requirements within the applicable grace period, as well as the other risks set forth in our filings with the Securities and Exchange Commission. These forward-looking statements should be considered in light of these risks and uncertainties. The Company bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits
99.1	Press release issued by Lee Enterprises, Incorporated on February 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	February 13, 2023	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer